APPENDIX A

Master Custodian Agreement

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Wells Fargo Funds Trust

100% Treasury Money Market Fund

Absolute Return Fund

Adjustable Rate Government Fund

Alternative Strategies Fund

Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

California Municipal Money Market Fund

Capital Growth Fund

Cash Investment Money Market Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Income Fund

Core Bond Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Dow Jones Target Today Fund

Dow Jones Target 2010 Fund

Dow Jones Target 2015 Fund

Dow Jones Target 2020 Fund

Dow Jones Target 2025 Fund

Dow Jones Target 2030 Fund

Dow Jones Target 2035 Fund

Dow Jones Target 2040 Fund

Dow Jones Target 2045 Fund

Dow Jones Target 2050 Fund

Dow Jones Target 2055 Fund

Dow Jones Target 2060 Fund

Dynamic Target Today Fund

Dynamic Target 2015 Fund

Dynamic Target 2020 Fund

Dynamic Target 2025 Fund

Dynamic Target 2030 Fund

Dynamic Target 2035 Fund

Dynamic Target 2040 Fund

Dynamic Target 2045 Fund

Dynamic Target 2050 Fund

Dynamic Target 2055 Fund

Dynamic Target 2060 Fund

Emerging Growth Fund

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Endeavor Select Fund

Enterprise Fund

Global Long/Short Fund

Global Opportunities Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Heritage Money Market Fund

High Income Fund1

High Yield Bond Fund

High Yield Municipal Bond Fund

Index Asset Allocation Fund

Index Fund

Intermediate Tax/AMT-Free Fund

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Municipal Bond Fund

Municipal Cash Management Money Market Fund

Municipal Money Market Fund

National Tax-Free Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Real Return Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Core Fund2

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Small/Mid Cap Value Fund3

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Strategic Municipal Bond Fund

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

Utility and Telecommunications Fund

WealthBuilder Conservative Allocation Portfolio

WealthBuilder Equity Portfolio4

WealthBuilder Growth Allocation Portfolio

WealthBuilder Growth Balanced Portfolio

WealthBuilder Moderate Balanced Portfolio

WealthBuilder Tactical Equity Portfolio

Wisconsin Tax-Free Fund

Wells Fargo Managed Account CoreBuilder Shares – Series M

Asset Allocation Trust

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

Wells Fargo Global Dividend Opportunity Fund

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund5

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund6

VT Total Return Bond Fund7

Wells Fargo Master Trust

C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Diversified Stock Portfolio

Emerging Growth Portfolio

Index Portfolio

International Growth Portfolio

International Value Portfolio

Large Company Value Portfolio

Managed Fixed Income Portfolio

Real Return Portfolio

Short-Term Investment Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Appendix A amended: February 18, 2016

1On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the High Income Fund into the High Yield Bond Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

2On November 18, 2015, the Board of Wells Fargo Funds Trust approved the establishment of the Wells Fargo Small Cap Core Fund and the reorganization of the Golden Small Cap Core Fund (“Golden Small Cap Fund”) into the Wells Fargo Small Cap Core Fund.  Subject to approval by the Board of Forum Funds and shareholders of the Golden Small Cap Fund (the “Small Cap Core Reorganization”), the Small Cap Core Reorganization will become effective in May 2016.

3February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Small/Mid Cap Value Fund into the Small Cap Value Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

4On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the WealthBuilder Equity Portfolio into the WealthBuilder Tactical Equity Portfolio.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016 and the name will change to WealthBuilder Equity Portfolio.

5On November 18, 2015 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Intrinsic Value Fund effective on or about April 30, 2016.

6On November 18, 2015 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Small Cap Value Fund effective on or about April 30, 2016.

7On November 18, 2015 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Total Return Bond Fund effective on or about April 30, 2016.